ATI Inc. and Subsidiaries
Consolidated Balance Sheets (unaudited)
(Dollars in millions)

	December 31	December 31	March 31	June 30	September 30
	2021	2022	2023	2023	2023
ASSETS

Current Assets:
Cash and cash equivalents	$687.7	$584.0	$196.2	$267.1	$432.9
Accounts receivable, net of allowances for doubtful accounts	470.0	579.2	725.6	710.1	683.0
Short-term contract assets	53.9	64.1	52.7	51.8	56.6
Inventories, net	1,046.3	1,195.7	1,293.8	1,380.4	1,353.9
Prepaid expenses and other current assets	48.8	53.4	48.0	49.2	73.3
Total Current Assets	2,306.7	2,476.4	2,316.3	2,458.6	2,599.7

Property, plant and equipment, net	1,528.5	1,549.1	1,551.8	1,568.1	1,626.3
Goodwill	227.9	227.2	227.2	227.2	227.2
Other assets	222.1	192.9	192.0	180.8	277.9

Total Assets	$4,285.2	$4,445.6	$4,287.3	$4,434.7	$4,731.1

LIABILITIES AND EQUITY

Current Liabilities:
Accounts payable	$375.5	$553.3	$447.5	$467.7	$435.0
Short-term contract liabilities	116.2	149.1	149.7	137.8	110.2
Short-term debt and current portion of long-term debt	131.3	41.7	24.9	73.9	37.5
Other current liabilities	233.4	219.8	201.9	218.1	246.6
Total Current Liabilities	856.4	963.9	824.0	897.5	829.3

Long-term debt	1,711.6	1,706.3	1,702.1	1,699.9	2,147.7
Accrued postretirement benefits	258.1	184.9	180.0	176.7	173.2
Pension liabilities	415.4	225.6	173.8	172.0	39.7
Other long-term liabilities	211.0	207.7	193.1	179.4	185.3
Total Liabilities	3,452.5	3,288.4	3,073.0	3,125.5	3,375.2
Equity:
ATI Stockholders’ Equity:
Preferred stock	—	—	—	—	—
Common stock	12.7	13.1	13.2	13.2	13.2
Additional paid-in capital	1,596.7	1,668.1	1,675.1	1,682.0	1,689.5
Retained loss	(777.7)	(480.9)	(396.4)	(306.0)	(215.8)
Treasury stock	(4.8)	(87.0)	(107.8)	(107.9)	(153.6)
Accumulated other comprehensive loss, net of tax	(141.3)	(67.4)	(87.6)	(87.3)	(94.4)
Total ATI stockholders’ equity	685.6	1,045.9	1,096.5	1,194.0	1,238.9
Noncontrolling interests	147.1	111.3	117.8	115.2	117.0
Total Equity	832.7	1,157.2	1,214.3	1,309.2	1,355.9
Total Liabilities and Equity	$4,285.2	$4,445.6	$4,287.3	$4,434.7	$4,731.1

ATI Inc. and Subsidiaries
Consolidated Statements of Operations (unaudited)
(Dollars in millions, except per share amounts)

	Fiscal Year Ended	Three Months Ended	Fiscal Year Ended
	December 31	December 31	December 31
	2021	2022	2022

Sales	$2,799.8	$1,010.4	$3,836.0

Cost of sales	2,466.6	824.7	3,121.8
Gross profit	333.2	185.7	714.2

Selling and administrative expenses	226.9	76.8	297.5
Restructuring charges (credits)	(11.3)	0.2	(4.8)
Loss on asset sales and sales of businesses, net	—	—	105.4
Operating income	117.6	108.7	316.1
Nonoperating retirement benefit income	260.0	109.6	138.4
Interest expense, net	(96.9)	(19.6)	(87.4)
Debt extinguishment charge	(65.5)	—	—
Other income (expense), net	18.2	2.8	(12.5)
Income before income taxes	233.4	201.5	354.6
Income tax provision	26.8	4.2	15.5
Net income	$206.6	$197.3	$339.1
Less: Net income attributable to noncontrolling interests	22.0	4.3	15.6
Net income attributable to ATI	$184.6	$193.0	$323.5

Basic net income attributable to ATI per common share	$1.45	$1.49	$2.54

Diluted net income attributable to ATI per common share	$1.32	$1.30	$2.23

ATI Inc. and Subsidiaries
Consolidated Statements of Operations (unaudited)
(Dollars in millions, except per share amounts)

	Three Months Ended	Three Months Ended	Six Months Ended	Three Months Ended	Nine Months Ended
	March 31	June 30	June 30	September 30	September 30
	2023	2023	2023	2023	2023

Sales	$1,038.1	$1,046.0	$2,084.1	$1,025.6	$3,109.7

Cost of sales	844.9	836.9	1,681.8	831.0	2,512.8
Gross profit	193.2	209.1	402.3	194.6	596.9

Selling and administrative expenses	80.6	85.4	166.0	69.8	235.8
Restructuring charges (credits)	—	2.7	2.7	(0.5)	2.2
Loss on asset sales and sales of businesses, net	—	0.7	0.7	0.1	0.8
Operating income	112.6	120.3	232.9	125.2	358.1
Nonoperating retirement benefit expense	(2.4)	(2.5)	(4.9)	(2.4)	(7.3)
Interest expense, net	(19.9)	(21.3)	(41.2)	(23.8)	(65.0)
Other income, net	0.6	0.7	1.3	—	1.3
Income before income taxes	90.9	97.2	188.1	99.0	287.1
Income tax provision	4.3	3.7	8.0	4.9	12.9
Net income	$86.6	$93.5	$180.1	$94.1	$274.2
Less: Net income attributable to noncontrolling interests	2.1	3.1	5.2	3.9	9.1
Net income attributable to ATI	$84.5	$90.4	$174.9	$90.2	$265.1

Basic net income attributable to ATI per common share	$0.66	$0.70	$1.36	$0.70	$2.06

Diluted net income attributable to ATI per common share	$0.58	$0.62	$1.20	$0.62	$1.82

ATI Inc. and Subsidiaries
Consolidated Statements of Comprehensive Income (Loss) (unaudited)
(Dollars in millions)

	Fiscal Year Ended		Fiscal Year Ended
	December 31		December 31
	2021		2022

Net income	$206.6		$339.1
Currency translation adjustment
Unrealized net change arising during the period	(4.6)		(43.5)
Reclassification adjustment included in net income	—		20.0
Total	(4.6)	-4600000	(23.5)
Derivatives
Net derivatives gain on hedge transactions	15.5		53.8
Reclassification to net income of net realized gain	(11.4)		(42.8)
Income taxes on derivative transactions	—		—
Total	4.1	4100000	11.0
Postretirement benefit plans
Actuarial loss
Amortization of net actuarial loss	13.9		13.2
Net gain arising during the period	8.7		54.7
Prior service cost
Amortization to net income of net prior service credits	(1.8)		(0.5)
Settlement loss (gain) included in net income	(21.9)		0.7
Income taxes on postretirement benefit plans	(15.5)		—
Total	14.4		68.1
Other comprehensive income, net of tax	13.9		55.6
Comprehensive income	220.5		394.7
Less: Comprehensive income (loss) attributable to noncontrolling interests	26.8		(2.7)
Comprehensive income attributable to ATI	$193.7		$397.4

ATI Inc. and Subsidiaries
Consolidated Statements of Comprehensive Income (Loss) (unaudited)
(Dollars in millions)

	Three Months Ended		Three Months Ended	Six Months Ended	Three Months Ended	Nine Months Ended
	March 31		June 30	June 30	September 30	September 30
	2023		2023	2023	2023	2023

Net income	$86.6		$93.5	$180.1	$94.1	$274.2
Currency translation adjustment
Unrealized net change arising during the period	3.3		(8.1)	(4.8)	(9.2)	(14.0)
Total	3.3		(8.1)	(4.8)	(9.2)	(14.0)
Derivatives
Net derivatives loss on hedge transactions	(15.0)		(2.4)	(17.4)	(3.2)	(20.6)
Reclassification to net income of net realized loss (gain)	(5.5)		3.8	(1.7)	1.8	0.1
Income taxes on derivative transactions	—		—	—	—	—
Total	(20.5)		1.4	(19.1)	(1.4)	(20.5)
Postretirement benefit plans
Actuarial loss
Amortization of net actuarial loss	1.5		1.5	3.0	1.5	4.5
Prior service cost
Amortization to net income of net prior service credits	(0.1)		(0.2)	(0.3)	(0.1)	(0.4)
Income taxes on postretirement benefit plans	—		—	—	—	—
Total	1.4	1400000	1.3	2.7	1.4	4.1
Other comprehensive loss, net of tax	(15.8)		(5.4)	(21.2)	(9.2)	(30.4)
Comprehensive income	70.8		88.1	158.9	84.9	243.8
Less: Comprehensive income (loss) attributable to noncontrolling interests	6.5		(2.6)	3.9	1.8	5.7
Comprehensive income attributable to ATI	$64.3		$90.7	$155.0	$83.1	$238.1

ATI Inc. and Subsidiaries
Consolidated Statements of Cash Flows (unaudited)
(Dollars in millions)

	Fiscal Year Ended	Fiscal Year Ended	Three Months Ended	Six Months Ended	Nine Months Ended
	December 31	December 31	March 31	June 30	September 30
	2021	2022	2023	2023	2023

Operating Activities:
Net income	$206.6	$339.1	$86.6	$180.1	$274.2

Depreciation and amortization	143.9	142.9	35.1	71.0	106.6
Share-based compensation	21.1	26.0	7.1	14.1	21.5
Deferred taxes	1.0	(0.1)	0.9	0.6	2.2
Net gain from disposal of property, plant and equipment	(2.9)	(0.9)	(0.3)	(0.3)	(0.1)
Loss (gain) on sales of businesses	(13.8)	112.2	—	0.6	0.6
Debt extinguishment charge	65.5	—	—	—	—
Changes in operating assets and liabilities:
Inventories	(53.9)	(190.8)	(98.1)	(184.7)	(158.2)
Accounts receivable	(126.0)	(128.5)	(146.4)	(131.2)	(104.0)
Accounts payable	88.5	156.1	(77.8)	(66.3)	(108.2)
Retirement benefits	(333.5)	(210.5)	(55.0)	(58.5)	(284.3)
Accrued liabilities and other	19.6	(20.6)	(37.3)	(42.5)	(81.6)
Cash provided by (used in) operating activities	16.1	224.9	(285.2)	(217.1)	(331.3)
Investing Activities:
Purchases of property, plant and equipment	(152.6)	(130.9)	(60.4)	(103.3)	(147.3)
Proceeds from disposal of property, plant and equipment	20.8	3.1	0.9	1.6	3.3
Proceeds from sales of business, net of transaction costs	53.1	0.3	—	(0.3)	(0.3)
Other	1.4	0.8	0.2	1.2	1.1
Cash used in investing activities	(77.3)	(126.7)	(59.3)	(100.8)	(143.2)
Financing Activities:
Borrowings on long-term debt	675.7	—	—	—	425.0
Payments on long-term debt and finance leases	(515.6)	(23.1)	(5.7)	(11.3)	(22.0)
Net proceeds (payments) under credit facilities	21.7	(5.6)	(16.8)	33.2	(7.3)
Debt issuance costs	(9.5)	—	—	—	(6.1)
Debt extinguishment charge	(64.5)	—	—	—	—
Purchase of treasury stock	—	(139.9)	(10.1)	(10.1)	(55.1)
Sale to noncontrolling interests	—	6.4	—	—	—
Dividends paid to noncontrolling interests	—	(34.0)	—	—	—
Taxes on share-based compensation and other	(4.8)	(5.7)	(10.7)	(10.8)	(11.1)
Cash provided by (used in) financing activities	103.0	(201.9)	(43.3)	1.0	323.4
Increase (decrease) in cash and cash equivalents	41.8	(103.7)	(387.8)	(316.9)	(151.1)
Cash and cash equivalents at beginning of period	645.9	687.7	584.0	584.0	584.0
Cash and cash equivalents at end of period	$687.7	$584.0	$196.2	$267.1	$432.9

ATI Inc. and Subsidiaries
Statements of Changes in Consolidated Equity (unaudited)
(Dollars in millions)

	ATI Stockholders
	Common Stock	Additional Paid-In Capital	Retained Earnings (Loss)	Treasury Stock	Accumulated Other Comprehensive Income (Loss)	Non- controlling Interests	Total Equity
Balance, December 31, 2020	$12.7	$1,625.5	$106.5	$—	$(1,223.6)	$120.3	$641.4
Net income	—	—	184.6	—	—	22.0	206.6
Other comprehensive income	—	—	—	—	9.1	4.8	13.9
Cumulative effect of adoption of new accounting standard	—	(49.8)	4.4	—	—	—	(45.4)
Cumulative effect of change in accounting principle	—	—	(1,073.2)	—	1,073.2	—	—
Employee stock plans	—	21.0	—	(4.8)	—	—	16.2
Balance, December 31, 2021	$12.7	$1,596.7	$(777.7)	$(4.8)	$(141.3)	$147.1	$832.7
Net income	—	—	323.5	—	—	15.6	339.1
Other comprehensive income (loss)	—	—	—	—	73.9	(18.3)	55.6
Purchase of treasury stock	—	—	—	(139.9)	—	—	(139.9)
Conversion of convertible notes	0.3	45.4	(26.7)	63.5	—	—	82.5
Dividends paid to noncontrolling interest	—	—	—	—	—	(34.0)	(34.0)
Sale of subsidiary shares to noncontrolling interest	—	—	—	—	—	0.9	0.9
Employee stock plans	0.1	26.0	—	(5.8)	—	—	20.3
Balance, December 31, 2022	$13.1	$1,668.1	$(480.9)	$(87.0)	$(67.4)	$111.3	$1,157.2
Net income	—	—	84.5	—	—	2.1	86.6
Other comprehensive income (loss)	—	—	—	—	(20.2)	4.4	(15.8)
Purchase of treasury stock	—	—	—	(10.1)	—	—	(10.1)
Employee stock plans	0.1	7.0	—	(10.7)	—	—	(3.6)
Balance, March 31, 2023	$13.2	$1,675.1	$(396.4)	$(107.8)	$(87.6)	$117.8	$1,214.3
Net income	—	—	90.4	—	—	3.1	93.5
Other comprehensive income (loss)	—	—	—	—	0.3	(5.7)	(5.4)
Employee stock plans	—	6.9	—	(0.1)	—	—	6.8
Balance, June 30, 2023	$13.2	$1,682.0	$(306.0)	$(107.9)	$(87.3)	$115.2	$1,309.2
Net income	—	—	90.2	—	—	3.9	94.1
Other comprehensive loss	—	—	—	—	(7.1)	(2.1)	(9.2)
Purchase of treasury stock	—	—	—	(45.4)	—	—	(45.4)
Employee stock plans	—	7.5	—	(0.3)	—	—	7.2
Balance, September 30, 2023	$13.2	$1,689.5	$(215.8)	$(153.6)	$(94.4)	$117.0	$1,355.9

ATI Inc. and Subsidiaries
Statements of Changes in Consolidated Equity (unaudited)
(Dollars in millions)

	ATI Stockholders
	Common Stock	Additional Paid-In Capital	Retained Earnings (Loss)	Treasury Stock	Accumulated Other Comprehensive Income (Loss)	Non- controlling Interests	Total Equity
Balance, December 31, 2022	$13.1	$1,668.1	$(480.9)	$(87.0)	$(67.4)	$111.3	$1,157.2
Net income	—	—	174.9	—	—	5.2	180.1
Other comprehensive loss	—	—	—	—	(19.9)	(1.3)	(21.2)
Purchase of treasury stock	—	—	—	(10.1)	—	—	(10.1)
Employee stock plans	0.1	13.9	—	(10.8)	—	—	3.2
Balance, June 30, 2023	$13.2	$1,682.0	$(306.0)	$(107.9)	$(87.3)	$115.2	$1,309.2

Balance, December 31, 2022	$13.1	$1,668.1	$(480.9)	$(87.0)	$(67.4)	$111.3	$1,157.2
Net income	—	—	265.1	—	—	9.1	274.2
Other comprehensive loss	—	—	—	—	(27.0)	(3.4)	(30.4)
Purchase of treasury stock	—	—	—	(55.5)	—	—	(55.5)
Employee stock plans	0.1	21.4	—	(11.1)	—	—	10.4
Balance, September 30, 2023	$13.2	$1,689.5	$(215.8)	$(153.6)	$(94.4)	$117.0	$1,355.9

ATI Inc.
Sales and EBITDA by Business Segment (unaudited)
(Dollars in millions)

	Fiscal Year Ended	Three Months Ended	Fiscal Year Ended
	December 31	December 31	December 31
	2021	2022	2022
Sales:
High Performance Materials & Components	$1,155.1	$445.9	$1,641.2
Advanced Alloys & Solutions	1,644.7	564.5	2,194.8
Total external sales	$2,799.8	$1,010.4	$3,836.0

EBITDA:
High Performance Materials & Components	$170.3	$83.6	$303.4
% of Sales	14.7%	18.7%	18.5%
Advanced Alloys & Solutions	246.8	84.0	375.3
% of Sales	15.0%	14.9%	17.1%
Total segment EBITDA	417.1	167.6	678.7
% of Sales	14.9%	16.6%	17.7%
Corporate expenses	(53.7)	(14.0)	(60.3)
Closed operations and other income (expense)	3.1	2.3	(5.6)
ATI Adjusted EBITDA	$366.5	$155.9	$612.8

Depreciation & amortization	(143.9)	(35.8)	(142.9)
Interest expense, net	(96.9)	(19.6)	(87.4)
Restructuring and other credits (charges)	10.5	(0.2)	(23.7)
Strike related costs	(63.2)	—	—
Retirement benefit settlement gain	64.9	—	—
Pension remeasurement gain	147.2	100.3	100.3
Debt extinguishment charge	(65.5)	—	—
Joint venture restructuring credits	—	0.9	0.9
Gain (loss) on asset sales and sales of businesses, net	13.8	—	(105.4)
Income before income taxes	$233.4	$201.5	$354.6

ATI Inc.
Sales and EBITDA by Business Segment (unaudited)
(Dollars in millions)

	Three Months Ended	Three Months Ended	Six Months Ended	Three Months Ended	Nine Months Ended
	March 31	June 30	June 30	September 30	September 30
	2023	2023	2023	2023	2023
Sales:
High Performance Materials & Components	$471.1	$527.1	$998.2	$539.5	$1,537.7
Advanced Alloys & Solutions	567.0	518.9	1,085.9	486.1	1,572.0
Total external sales	$1,038.1	$1,046.0	$2,084.1	$1,025.6	$3,109.7

EBITDA:
High Performance Materials & Components	$81.6	$109.7	$191.3	$117.2	$308.5
% of Sales	17.3%	20.8%	19.2%	21.7%	20.1%
Advanced Alloys & Solutions	83.7	74.1	157.8	61.5	219.3
% of Sales	14.8%	14.3%	14.5%	12.7%	14.0%
Total segment EBITDA	165.3	183.8	349.1	178.7	527.8
% of Sales	15.9%	17.6%	16.8%	17.4%	17.0%
Corporate expenses	(16.9)	(17.7)	(34.6)	(12.5)	(47.1)
Closed operations and other expense	(1.3)	(1.9)	(3.2)	(3.6)	(6.8)
ATI Adjusted EBITDA	$147.1	$164.2	$311.3	$162.6	$473.9

Depreciation & amortization	(35.1)	(35.9)	(71.0)	(35.6)	(106.6)
Interest expense, net	(19.9)	(21.3)	(41.2)	(23.8)	(65.0)
Restructuring and other charges	(1.2)	(9.2)	(10.4)	(4.2)	(14.6)
Loss on asset sales and sales of businesses, net	—	(0.6)	(0.6)	—	(0.6)
Income before income taxes	$90.9	$97.2	$188.1	$99.0	$287.1

ATI Inc.
Retirement Benefits (unaudited)
(Dollars in millions)

	Pension Benefits
	Fiscal Year Ended	Fiscal Year Ended
	December 31	December 31
	2021	2022
Service cost - benefits earned during the year	$15.1	$11.9
Interest cost on benefits earned in prior years	68.4	69.7
Expected return on plan assets	(136.4)	(128.2)
Amortization of prior service cost	0.6	0.4
Recognized actuarial gain- mark to market	(147.2)	(100.3)
Settlement loss	—	0.7
Total retirement benefit income	$(199.5)	$(145.8)

	Pension Benefits
	Three Months Ended	Three Months Ended	Six Months Ended	Three Months Ended	Nine Months Ended
	March 31	June 30	June 30	September 30	September 30
	2023	2023	2023	2023	2023
Service cost - benefits earned during the year	$1.6	$1.6	$3.2	$1.5	$4.7
Interest cost on benefits earned in prior years	24.0	24.0	48.0	24.0	72.0
Expected return on plan assets	(25.7)	(25.6)	(51.3)	(25.7)	(77.0)
Amortization of prior service cost	0.1	0.1	0.2	0.1	0.3
Total retirement benefit expense (income)	$—	$0.1	$0.1	$(0.1)	$—

ATI Inc.
Computation of Basic and Diluted Earnings Per Share Attributable to ATI (unaudited)
(Dollars in millions, except per share amounts)

	Fiscal Year Ended	Three Months Ended	Fiscal Year Ended
	December 31	December 31	December 31
	2021	2022	2022
Numerator for Basic net income per common share -
Net income attributable to ATI	$184.6	$193.0	$323.5
Effect of dilutive securities:
4.75% Convertible Senior Notes due 2022	4.4	—	2.2
3.5% Convertible Senior Notes due 2025	11.8	2.7	11.3
Numerator for Diluted net income per common share -
Net income attributable to ATI after assumed conversions	$200.8	$195.7	$337.0

Denominator for Basic net income per common share -
Weighted average shares outstanding	127.1	129.1	127.5
Effect of dilutive securities:
Share-based compensation	1.0	2.5	2.1
4.75% Convertible Senior Notes due 2022	5.8	—	2.8
3.5% Convertible Senior Notes due 2025	18.8	18.8	18.8
Denominator for Diluted net income per common share -
Adjusted weighted average shares assuming conversions	152.7	150.4	151.2

Basic net income attributable to ATI per common share	$1.45	$1.49	$2.54

Diluted net income attributable to ATI per common share	$1.32	$1.30	$2.23

ATI Inc.
Computation of Basic and Diluted Earnings Per Share Attributable to ATI (unaudited)
(Dollars in millions, except per share amounts)

	Three Months Ended	Three Months Ended	Six Months Ended	Three Months Ended	Nine Months Ended
	March 31	June 30	June 30	September 30	September 30
	2023	2023	2023	2023	2023
Numerator for Basic net income per common share -
Net income attributable to ATI	$84.5	$90.4	$174.9	$90.2	$265.1
Effect of dilutive securities:
3.5% Convertible Senior Notes due 2025	2.6	2.6	5.2	2.7	7.9
Numerator for Diluted net income per common share -
Net income attributable to ATI after assumed conversions	$87.1	$93.0	$180.1	$92.9	$273.0

Denominator for Basic net income per common share -
Weighted average shares outstanding	128.5	128.5	128.5	128.1	128.4
Effect of dilutive securities:
Share-based compensation	2.8	2.8	2.8	3.3	2.9
3.5% Convertible Senior Notes due 2025	18.8	18.8	18.8	18.8	18.8
Denominator for Diluted net income per common share -
Adjusted weighted average shares assuming conversions	150.1	150.1	150.1	150.2	150.1

Basic net income attributable to ATI per common share	$0.66	$0.70	$1.36	$0.70	$2.06

Diluted net income attributable to ATI per common share	$0.58	$0.62	$1.20	$0.62	$1.82

ATI Inc.
Accumulated Other Comprehensive Income (Loss) (unaudited)
(Dollars in millions)

	Post- retirement benefit plans	Currency translation adjustment	Derivatives	Deferred Tax Asset Valuation Allowance	Total
Attributable to ATI:
Balance, December 31, 2020	$(1,119.9)	$(55.5)	$2.1	$(50.3)	$(1,223.6)
Cumulative effect of change in accounting principle	1,030.3	—	—	42.9	1,073.2
OCI before reclassifications	6.6	(9.4)	11.7	—	8.9
Amounts reclassified from AOCI	(3.6)	—	(8.7)	12.5	0.2
Net current-period OCI	1,033.3	(9.4)	3.0	55.4	1,082.3
Balance, December 31, 2021	$(86.6)	$(64.9)	$5.1	$5.1	$(141.3)
OCI before reclassifications	41.3	(25.2)	41.0	—	57.1
Amounts reclassified from AOCI	10.6	20.0	(32.6)	18.8	16.8
Net current-period OCI	51.9	(5.2)	8.4	18.8	73.9
Balance, December 31, 2022	$(34.7)	$(70.1)	$13.5	$23.9	$(67.4)
OCI before reclassifications	—	(1.1)	(11.4)	—	(12.5)
Amounts reclassified from AOCI	1.1	—	(4.2)	(4.6)	(7.7)
Net current-period OCI	1.1	(1.1)	(15.6)	(4.6)	(20.2)
Balance, March 31, 2023	$(33.6)	$(71.2)	$(2.1)	$19.3	$(87.6)
OCI before reclassifications	—	(2.4)	(1.9)	—	(4.3)
Amounts reclassified from AOCI	1.0	—	2.9	0.7	4.6
Net current-period OCI	1.0	(2.4)	1.0	0.7	0.3
Balance, June 30, 2023	$(32.6)	$(73.6)	$(1.1)	$20.0	$(87.3)
OCI before reclassifications	—	(7.1)	(2.4)	—	(9.5)
Amounts reclassified from AOCI	1.0	—	1.4	—	2.4
Net current-period OCI	1.0	(7.1)	(1.0)	—	(7.1)
Balance, September 30, 2023	$(31.6)	$(80.7)	$(2.1)	$20.0	$(94.4)

ATI Inc.
Accumulated Other Comprehensive Income (Loss) (unaudited)
(Dollars in millions)

	Post- retirement benefit plans	Currency translation adjustment	Derivatives	Deferred Tax Asset Valuation Allowance	Total
Attributable to ATI:
Balance, December 31, 2022	$(34.7)	$(70.1)	$13.5	$23.9	$(67.4)
OCI before reclassifications	—	(3.5)	(13.3)	—	(16.8)
Amounts reclassified from AOCI	2.1	—	(1.3)	(3.9)	(3.1)
Net current-period OCI	2.1	(3.5)	(14.6)	(3.9)	(19.9)
Balance, June 30, 2023	$(32.6)	$(73.6)	$(1.1)	$20.0	$(87.3)

Attributable to ATI:
Balance, December 31, 2022	$(34.7)	$(70.1)	$13.5	$23.9	$(67.4)
OCI before reclassifications	—	(10.6)	(15.7)	—	(26.3)
Amounts reclassified from AOCI	3.1	—	0.1	(3.9)	(0.7)
Net current-period OCI	3.1	(10.6)	(15.6)	(3.9)	(27.0)
Balance, September 30, 2023	$(31.6)	$(80.7)	$(2.1)	$20.0	$(94.4)

ATI Inc.
Reclassifications out of Accumulated Other Comprehensive Income (Loss) (unaudited)
(Dollars in millions)

	Fiscal Year Ended		Fiscal Year Ended
	December 31		December 31
Details about AOCI Components	2021		2022
Postretirement benefit plans
Prior service credit	$1.8		$0.5
Actuarial losses	(13.9)		(13.2)
Settlement gain (loss)	21.9		(0.7)
Total before tax (a)	9.8	9.8	(13.4)
Tax expense (benefit) (b)	6.2		(2.8)
Net of tax	$3.6		$(10.6)

	Three Months Ended	Three Months Ended	Six Months Ended	Three Months Ended	Nine Months Ended
	March 31	June 30	June 30	September 30	September 30
Details about AOCI Components	2023	2023	2023	2023	2023
Postretirement benefit plans
Prior service credit	$0.1	$0.2	$0.3	$0.1	$0.4
Actuarial losses	(1.5)	(1.5)	(3.0)	(1.5)	(4.5)
Total before tax (a)	(1.4)	(1.3)	(2.7)	(1.4)	(4.1)
Tax benefit (b)	(0.3)	(0.3)	(0.6)	(0.4)	(1.0)
Net of tax	$(1.1)	$(1.0)	$(2.1)	$(1.0)	$(3.1)

(a) For pre-tax items, positive amounts are income and negative amounts are expense in terms of the impact to net income.
(b) Tax effects are presented in conformity with ATI's presentation in the consolidation statement of operations. These amounts exclude the impact of any deferred tax asset valuation allowances, when applicable.

ATI Inc.
Non-GAAP Financial Measures (unaudited)
(Dollars in millions, except per share amounts)

	Fiscal Year Ended	Three Months Ended	Fiscal Year Ended
	December 31	December 31	December 31
	2021	2022	2022

Net income attributable to ATI	$184.6	$193.0	$323.5
Adjustments for special items, pre-tax:
Strike related costs (a)	63.2	—	—
Restructuring and other charges (credits) (b)	(10.5)	—	23.5
Retirement benefit settlement gain (c)	(64.9)	—	—
Pension remeasurement gain (d)	(147.2)	(100.3)	(100.3)
Loss (gain) on sale of business (e)	(13.8)	—	105.4
Debt extinguishment charge (f)	65.5	—	—
Total pre-tax adjustments	(107.7)	(100.3)	28.6

Income tax on pre-tax adjustments for special items	15.5	—	(0.9)

Net income attributable to ATI excluding special items	$92.4	$92.7	$351.2

	Fiscal Year Ended		Three Months Ended		Fiscal Year Ended
	December 31, 2021		December 31, 2022		December 31, 2022
	Reported	Adjusted	Reported	Adjusted	Reported	Adjusted
Numerator for Basic net income per common share -
Net income attributable to ATI	$184.6	$92.4	$193.0	$92.7	$323.5	$351.2
Effect of dilutive securities	16.2	16.2	2.7	2.7	13.5	13.5
Numerator for Diluted net income per common share -
Net income attributable to ATI after assumed conversions	$200.8	$108.6	$195.7	$95.4	$337.0	$364.7

Denominator for Basic net income per common share -
Weighted average shares outstanding	127.1	127.1	129.1	129.1	127.5	127.5
Effect of dilutive securities	25.6	25.6	21.3	21.3	23.7	23.7
Denominator for Diluted net income per common share -
Adjusted weighted average shares assuming conversions	152.7	152.7	150.4	150.4	151.2	151.2

Diluted net income attributable to ATI per common share	$1.32	$0.71	$1.30	$0.63	$2.23	$2.41

	Three Months Ended
	March 31	June 30	September
	2023	2023	2023

Net income attributable to ATI	$84.5	$90.4	$90.2
Adjustments for special items, pre-tax:
Restructuring and other charges (b)	1.2	10.0	4.2
Loss on sale of business (e)	—	0.6	—
Total pre-tax adjustments	1.2	10.6	4.2

Income tax on pre-tax adjustments for special items	(0.1)	(0.4)	(0.2)

Net income attributable to ATI excluding special items	$85.6	$100.6	$94.2

	Three Months Ended		Three Months Ended		Three Months Ended
	March 31, 2023		June 30, 2023		September 30, 2023
	Reported	Adjusted	Reported	Adjusted	Reported	Adjusted
Numerator for Basic net income per common share -
Net income attributable to ATI	$84.5	$85.6	$90.4	$100.6	$90.2	$94.2
Effect of dilutive securities	2.6	2.6	2.6	2.6	2.7	2.7
Numerator for Diluted net income per common share -
Net income attributable to ATI after assumed conversions	$87.1	$88.2	$93.0	$103.2	$92.9	$96.9

Denominator for Basic net income per common share -
Weighted average shares outstanding	128.5	128.5	128.5	128.5	128.1	128.1
Effect of dilutive securities	21.6	21.6	21.6	21.6	22.1	22.1
Denominator for Diluted net income per common share -
Adjusted weighted average shares assuming conversions	150.1	150.1	150.1	150.1	150.2	150.2

Diluted net income attributable to ATI per common share	$0.58	$0.59	$0.62	$0.69	$0.62	$0.64

(a) Full year 2021 results include $63.2 million of pre-tax strike related costs primarily consisting of overhead costs recognized in the period due to below-normal operating rates, higher costs for outside conversion activities, and signing bonuses for represented employees.
(b) Full year 2021 results include $10.5 million of pre-tax net credits for restructuring charges, primarily related to lowered severance-related reserves based on changes in planned operating rates and revised workforce reduction estimates. Full year 2022 results includes a $28.5 million pre-tax litigation reserve, partially offset by a $5.0 million pre-tax credit for restructuring charges, primarily related to lowered severance-related reserves based on changes in planned operating rates and revised workforce reduction estimates. First quarter 2023 includes a $1.2 million pre-tax charge for costs to restart our titanium operations in Albany, OR. Second quarter 2023 includes pre-tax charges totaling $10.0 million, which include $4.5 million for start-up costs, $2.7 million of severance-related restructuring charges, and $2.8 million primarily for asset write-offs related to the closure of our Robinson, PA operation. Third quarter 2023 includes pre-tax charges totaling $4.2 million, which include $2.8 million for start-up costs and $1.9 million of costs associated with an unplanned outage at our Lockport, NY melt facility, partially offset by $0.5 million pre-tax credit for restructuring charges, primarily related to lowered severance-related reserves based on changes in planned operating rates and revised workforce reduction estimates.

(c) Full year 2021 results include a $64.9 million pre-tax retirement benefit settlement gain associated with the new collective bargaining agreement that was ratified on July 14, 2021 with the United Steel, Paper and Forestry, Rubber, Manufacturing, Energy, Allied & Industrial Service Workers International Union, AFL-CIO, CLC involving approximately 1,100 active full-time represented employees located primarily within the AA&S segment operations, as well as a number of inactive employees.
(d) Full year 2021 results include a $147.2 million gain and the fourth quarter and full year 2022 results include a $100.3 million gain for actuarial gains arising from the remeasurement of the Company’s pension plans.
(e) Full year 2021 results include a $13.8 million pre-tax gain on the sale of its Flowform Products business, which uses flowforming process technologies to produce thin-walled components in net or near-net shapes across multiple alloy systems for use in the aerospace & defense and energy markets. Full year 2022 results include a $112.2 million loss on the sale of our Sheffield, UK operations, which was completed in the second quarter 2022. This loss includes $26.8 million related to the UK defined benefit pension plan, of which $26.1 million was reported as a net pension asset and $0.7 million in accumulated other comprehensive loss, and $20.0 million of cumulative translation adjustment foreign exchange losses. This loss was offset by $6.8 million pre-tax gain on the sale of our small Pico Rivera, CA operations as part of the strategy to exit standard stainless products. Second quarter 2023 includes a $0.6 million loss on the sale of our Northbrook, IL operation.
(f) Full year 2021 results include a $65.5 million pre-tax debt extinguishment charge for the redemption of the $500 million, 5.875% Notes due 2023.